UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 30, 2010

Isilon Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33196	91-2101027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Western Avenue

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 315-7500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 20, 2010, the court overseeing the shareholder derivative action filed in March 2008, a lawsuit purportedly brought on behalf of the Company against certain of its current and former officers and directors, issued an order preliminarily approving a settlement of that action, and setting a final approval hearing for October 12, 2010. The terms of this settlement are set forth in a Notice of Proposed Settlement of Derivative Action and of Settlement Hearing furnished as Exhibit 99.1 to this Form 8-K and a Stipulation of Settlement dated August 10, 2010 furnished as Exhibit 99.2 to this Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1        Notice of Proposed Settlement of Derivative Action and of Settlement Hearing dated August 30, 2010.

Exhibit 99.2        Stipulation of Settlement dated August 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISILON SYSTEMS, INC.

By:	/S/ KEENAN CONDER
Keenan Conder
Vice President, General Counsel and Secretary

Dated: August 30, 2010

3